MERRILL LYNCH
FEDERAL
SECURITIES TRUST







FUND LOGO







Annual Report

August 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER

Economic Environment
During the August quarter, interest rates fluctuated but were essentially unchanged by quarter-end. This illustrates the countervailing forces of economic growth and little inflation. The threat of recession is a distant memory since second-quarter 1996 gross domestic product (GDP) growth was 4.8% and consumer confidence is at a six-year high. With consumer activity representing two-thirds of GDP, it appears that the economy may be strong well into the second half of 1996.

The Leading Economic Indicators Index (LEI), which foreshadows economic growth six months in advance, was reported at +0.2% for the September 3, 1996 release and has been positive every month since January. This is a significant turnaround from 1995 when the Index was negative for eight of the 12 months and was strongly indicating a pending recession.

Similarly, the National Association of Purchasing Managers (NAPM) Index was below 50 for seven months in 1995, indicating a contraction in the manufacturing sector. Since May 1996, the NAPM Index has been above 50 with the September 3, 1996 release at 52.6. This reflects a growing economy. Just as important is that prices paid by manufacturers have been declining, which is good news relative to the building up of inflationary pressures.

Inflation continues to be quite muted. Whether measured by the Consumer Price Index or the Producer Price Index, inflation continues to be held in check. Concerns of inflation continue but the expectation is for the Federal Reserve Board to raise interest rates at the first sign of an overheating economy.

Fiscal Year in Review
During the Trust's fiscal year ended August 31, 1996, the yield on the ten-year Treasury note increased by 65 basis points (0.65%) to 6.94% while the yield on the three-month Treasury bill declined by 16 basis points to 5.28%. Although this reflects a curve steepening, most of the steepening was at the very short portion of the yield curve. The two-year--ten-year spread remained relatively flat at just 60 basis points.

As interest rates move higher, prices decline offsetting yield and reducing total rates of return. Five-year and ten-year Treasury notes returned +2.92% and +1.18%, respectively, for the 12-month period. By comparison, Federal National Mortgage Association 7.50% and 6% coupon mortgage-backed securities (MBS), which have comparable average lives, had returns of +5.06% and +2.67%, respectively, reflecting the better performance of MBS. MBS outperformed because of the higher yields plus the tightening of yield spreads as prepayment fears diminished.

Maintaining our view that real interest rates (adjusted for inflation) are attractive, the portfolio is fully invested with only 1% of net assets in short-term securities. In addition, with yield spreads between MBS and similar average life Treasury securities relatively wide, there remains an overweighted position (87% of net assets) in MBS. The portfolio continues to focus on high-quality, high-yielding MBS, as adverse prepayment events seem very unlikely given the current portfolio structure and the current interest rate environment. The most significant portfolio allocation (32% of net assets) is in MBS with a 7.50% coupon. These securities trade at a discount price of $97 per $100 of face value (8% MBS are currently par priced) and therefore prepayments actually increase portfolio yield. Also for these homeowners a viable refinancing incentive is with a decline in mortgage rates of 1% or more.

The strategy of holding some very high-coupon MBS (10%--13%) has worked quite well as prepayments on these securities have been relatively slow. The high coupon coupled with a lower paydown loss nets an attractive yield on investment. Also, these securities are less sensitive to price changes and in fact price declines were quite muted during the backup in interest rates. This means that total return, as well as yield, was attractive. It is expected that these homeowners will remain insensitive to refinancing opportunities as there have already been several during the past five years.

The Trust's minimal Treasury position is mostly at the short-term end of the yield curve and, along with the high-coupon MBS, helps offset the longer durations of the lower-coupon MBS. Also, real interest rates seem most out of line with the shorter maturity securities. Should the yield curve steepen as expected, with short-term interest rates declining by more than the decline in longer-term interest rates, these securities could perform quite well.

In Conclusion
We thank you for your investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager


September 30, 1996



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month    3 Month
                                                 8/31/96   5/31/96   8/31/95   % Change    % Change
Class A Shares*                                   $9.40     $9.41     $9.61      -2.19%      -0.11%
Class B Shares*                                    9.40      9.40      9.61      -2.19       +0.00
Class C Shares*                                    9.40      9.40      9.61      -2.19       +0.00
Class D Shares*                                    9.40      9.40      9.61      -2.19       +0.00
Class A Shares--Total Return*                                                    +4.55(1)    +1.60(2)
Class B Shares--Total Return*                                                    +3.72(3)    +1.51(4)
Class C Shares--Total Return*                                                    +3.67(5)    +1.50(6)
Class D Shares--Total Return*                                                    +4.28(7)    +1.64(8)
Class A Shares--Standardized 30-day Yield          6.42%
Class B Shares--Standardized 30-day Yield          5.91%
Class C Shares--Standardized 30-day Yield          5.86%
Class D Shares--Standardized 30-day Yield          6.18%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.647 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.156 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.572 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.568 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.623 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.150 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class
C Shares

A line graph depicting the growth of an investment in the fund's
Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:

                                          10/21/94**    8/96

ML Federal Securities Trust++--            $ 9,600     $11,197
Class A Shares*

ML Federal Securities Trust++--
Class C Shares*                            $10,000     $11,487

Salomon Brothers Mortgage Index++++        $10,000     $11,816



Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the fund's
Class B Shares compared to growth of an investment in the Salomon
Brothers Mortgage Index. Beginning and ending values are:

                                          12/23/91**    8/96

ML Federal Securities Trust++--
Class B Shares*                            $10,000     $12,406

Salomon Brothers Mortgage Index++++        $10,000     $13,322



Total Return Based on a $10,000 Investment--Class D Shares

A line graph depicting the growth of an investment in the fund's
Class D Shares compared to growth of an investment in the Salomon
Brothers Mortgage Index. Beginning and ending values are:

                                             8/86        8/96

ML Federal Securities Trust++--
Class D Shares*                            $ 9,600     $19,643

Salomon Brothers Mortgage Index++++        $10,000     $23,146

[FN]
   *Assuming maximum sales charge, transactions costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++The Trust invests primarily in US Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

    Past performance is not predictive of future performance.



PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                         +5.43%         +1.22%
Inception (10/21/94)
through 6/30/96                            +9.30          +6.69

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                         +4.62%         +0.68%
Inception (12/23/91)
through 6/30/96                            +4.84          +4.84

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                         +4.46%         +3.47%
Inception (10/21/94)
through 6/30/96                            +8.35          +8.35

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                         +5.06%         +0.86%
Five Years Ended 6/30/96                   +6.56          +5.69
Ten Years Ended 6/30/96                    +7.75          +7.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares***
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.08          --          $0.129          + 0.54%
1995                                 9.08        9.78          --           0.665          +15.46
1/1/96--8/31/96                      9.78        9.40          --           0.410          + 0.46
       				               		                   ------
                                                                     Total $1.204

                                                    Cumulative total return as of 8/31/96: +16.63%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Trust outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
12/23/91--12/31/91                  $9.92       $9.94          --          $0.019          + 0.39%
1992                                 9.94        9.81          --           0.619          + 5.10
1993                                 9.81        9.98          --           0.481          + 6.73
1994                                 9.98        9.08          --           0.523          - 3.81
1995                                 9.08        9.77          --           0.592          +14.47
1/1/96--8/31/96                      9.77        9.40          --           0.362          + 0.05
       				               		                   ------
                                                                     Total $2.596

                                                    Cumulative total return as of 8/31/96: +24.06%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.07          --          $0.115          + 0.28%
1995                                 9.07        9.77          --           0.586          +14.53
1/1/96--8/31/96                      9.77        9.40          --           0.359          + 0.02
       				               		                   ------
                                                                     Total $1.060

                                                    Cumulative total return as of 8/31/96: +14.87%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares***

                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
9/28/84--12/31/84                   $9.38       $9.64        $0.022        $0.187          + 4.12%
1985                                 9.64        9.96         0.344         1.051          +19.93
1986                                 9.96        9.87         0.440         0.862          +13.36
1987                                 9.87        9.23         0.042         0.834          + 2.35
1988                                 9.23        9.07          --           0.849          + 7.67
1989                                 9.07        9.39          --           0.863          +13.64
1990                                 9.39        9.48          --           0.835          +10.43
1991                                 9.48        9.94          --           0.787          +13.75
1992                                 9.94        9.81          --           0.669          + 5.64
1993                                 9.81        9.98          --           0.532          + 7.27
1994                                 9.98        9.08          --           0.571          - 3.32
1995                                 9.08        9.77          --           0.641          +15.06
1/1/96--8/31/96                      9.77        9.40          --           0.395          + 0.40
       				               	             ------	   ------
                                                       Total $0.848  Total $9.076

                                                   Cumulative total return as of 8/31/96: +181.83%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Trust outstanding prior to October 21, 1994 were redesignated to Class D Shares.


SCHEDULE OF INVESTMENTS
                                                     Face       Interest            Maturity             Value
Issue                                               Amount        Rate               Date(s)           (Note 1a)

US Government Obligations--11.51%
United States Treasury Notes                   $  18,000,000      5.875  %          4/30/1998     $    17,893,080
                                                 175,000,000      8.875             2/15/1999         184,488,500
                                                  42,000,000      6.375             5/15/1999          41,862,240





Total US Government Obligations (Cost--$242,073,555)                                                  244,243,820

US Government Agency Mortgage-Backed Obligations*--87.22%

Federal Home Loan Mortgage Corporation                   730     10.00              7/01/2019                 791
Participation Certificates                        18,828,343     10.50         9/01/2000-9/01/2020     20,646,408
                                                   4,497,534     11.00         8/01/2010-9/01/2020      4,988,035
                                                   3,749,462     11.50        10/01/1998-6/01/2020      4,202,884
                                                   1,708,827     12.00         7/01/1999-6/01/2020      1,945,380
                                                   3,929,674     12.50        10/01/1999-7/01/2019      4,536,297
                                                   5,137,772     13.00        8/01/1999-10/01/2015      6,003,127

Federal Home Loan Mortgage Corporation               432,643      6.00              4/01/2009             409,522
Participation Certificates--Gold Program          92,702,139      6.50         8/01/2010-6/01/2011     89,038,407
                                                   9,897,911      7.225(2)         11/01/1997           9,952,040
                                                 180,493,478      7.50         1/01/2020-7/01/2026    177,202,682
                                                 103,840,422      8.00         1/01/2007-6/01/2026    105,536,794
                                                  14,139,652      8.50         1/01/2025-7/01/2025     14,409,154
                                                   6,653,927     10.50         1/01/2020-12/01/2020     7,256,906


Federal Home Loan Mortgage      Trust 134          2,352,315      9.00(1)           4/15/2022             650,556
Corporation REMICs**            Trust 1220       106,720,856     10.00              2/15/2022          12,289,213


Federal National Mortgage                         70,011,905      6.00         2/01/2026-5/01/2026     62,712,245
Association Mortgage-Backed                       89,627,066      6.50        12/01/2008-8/01/2026     82,852,029
Securities                                       110,176,742      7.00         6/01/2007-5/01/2026    106,276,078
                                                 224,685,680      7.50        12/01/2007-8/01/2026    219,535,074
                                                  48,517,004      8.00         6/01/2006-1/01/2020     48,786,086
                                                  85,656,422      8.50         5/01/2010-11/01/2025    87,256,075
                                                  33,773,225      8.50(3)           7/15/2023          34,554,231
                                                  27,733,013      9.50              3/01/2020          29,552,992
                                                      15,736     10.50              9/01/2000              16,622
                                                  42,527,798     11.00         2/01/2011-11/01/2020    47,617,524
                                                     137,124     11.50         1/01/2015-6/01/2015        154,608
                                                   2,186,969     13.00         8/01/2010-6/01/2015      2,563,521


Federal National Mortgage       93-123-S          15,529,411      8.55156++         7/25/2000          14,898,529
Association REMICs**            94-M4-A           24,631,410      9.03795           6/25/2023          25,224,103


Government National Mortgage                      10,804,270      6.50              2/15/2026           9,933,122
Association Mortgage-Backed                      101,042,740      7.00         4/15/2023-3/15/2026     95,840,321
Securities                                       296,171,633      7.50         1/15/2007-4/15/2026    289,479,465
                                                 154,466,723      8.00         5/15/2023-6/15/2026    154,582,980
                                                  10,465,750      8.50         2/15/2023-3/15/2026     10,684,798
                                                  62,548,298     10.00        12/15/2015-12/15/2021    68,508,918
                                                     317,728     10.50        10/15/2014-4/15/2021        352,875
                                                         871     11.00              1/15/2016                 980
                                                      14,897     11.50         8/15/2013-4/15/2015         16,936



Total US Government Agency Mortgage-Backed Obligations (Cost--$1,872,478,881)                       1,850,468,308


SCHEDULE OF INVESTMENTS (concluded)
Face                                                                                                     Value
Amount                                           Issue                                                 (Note 1a)

Repurchase Agreements***--4.17%
$88,500,000                Nikko Securities Co., purchased on 8/30/1996 to yield 5.26%
                           to 9/03/1996                                                           $    88,500,000

Total Repurchase Agreements (Cost--$88,500,000)                                                        88,500,000

US Government & Agency Discount Obligations****--4.93%

                           Federal Home Loan Mortgage Corporation:
39,705,000                   5.23% due 9/16/1996                                                       39,630,013
45,000,000                   5.23% due 9/17/1996                                                       44,908,475
20,000,000                 Federal National Mortgage Association, 5.18% due 9/18/1996                  19,956,833

Total US Government & Agency Discount Obligations (Cost--$104,495,321)                                104,495,321

                          Par                                         Strike      Callable
                         Value                                        Price         From

Options Purchased--0.09%
Call Options        $169,023,769    Federal Home Loan Mortgage
Purchased                           Corporation--Gold Program,
                                    15-Year, 7%                        100      August 1996             1,306,356
                     100,000,000    Government National Mortgage
                                    Association,30-Year, 6%
                                    Adjustable Rate Mortgage           100     10/20/1996(4)              130,000
                      32,000,000    United States Treasury Notes,
                                    6.875% due 5/15/2006              98.156    9/11/1996(4)              475,008

Total Options Purchased (Cost--$3,929,420)                                                              1,911,364

Total Investment (Cost--$2,311,477,177)--107.92%                                                    2,289,618,813

Options Written--(0.04%)

Call Options          50,000,000    Government National Mortgage
Written                             Association, 30-Year, 8%            99      9/11/1996(4)             (781,250)

Put Options         100,000,000     Government National Mortgage
Written                             Association, 30-Year, 6%
                                    Adjustable Rate Mortgage           100     10/20/1996(4)              (10,000)

Total Options Written (Premiums Received--$525,625)                                                      (791,250)

Total Investments, Net of Options Written (Cost--$2,310,951,552)--107.88%                           2,288,827,563

Liabilities in Excess of Other Assets--(7.88%)                                                       (167,231,298)
                                                                                                  ---------------
Net Assets--100.00%                                                                               $ 2,121,596,265
                                                                                                  ===============

 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)Represents European call options callable only on notification date.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August 31, 1996.
   *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
****Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Trust.

    See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$2,307,547,757) (Note 1a)                    $ 2,287,707,449
                    Call options purchased, at value (cost--$3,929,420)
                    (Notes 1a & 1c)                                                                            1,911,364
                    Cash                                                                                          47,174
                    Receivables:
                      Securities sold                                                   $   325,724,207
                      Interest                                                               15,339,584
                      Beneficial interest sold                                                1,541,541
                      Principal paydowns                                                      1,024,983
                      Extended deliveries                                                       181,138      343,811,453
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         132,409
                                                                                                         ---------------
                    Total assets                                                                           2,633,609,849
                                                                                                         ---------------

Liabilities:        Call options written, at value (premiums received--$525,625)
                    (Notes 1a & 1c)                                                                              791,250
                    Payables:
                      Securities purchased (Note 1h)                                        499,363,732
                      Beneficial interest redeemed                                            6,491,120
                      Dividends to shareholders (Note 1g)                                     2,641,077
                      Investment adviser (Note 2)                                               891,943
                      Distributor (Note 2)                                                      872,626      510,260,498
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                       961,836
                                                                                                         ---------------
                    Total liabilities                                                                        512,013,584
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 2,121,596,265
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $     2,464,430
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      9,840,439
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        241,255
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     10,026,982
                    Paid-in capital in excess of par                                                       2,437,058,649
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                (315,911,501)
                    Unrealized depreciation on investments--net                                              (22,123,989)
                                                                                                         ---------------
                    Net assets                                                                           $ 2,121,596,265
                                                                                                         ===============
Net Asset Value:    Class A--Based on net assets of $231,651,242 and 24,644,296
                    shares of beneficial interest outstanding                                            $          9.40
                                                                                                         ===============
                    Class B--Based on net assets of $924,884,437 and 98,404,386
                    shares of beneficial interest outstanding                                            $          9.40
                                                                                                         ===============
                    Class C--Based on net assets of $22,672,290 and 2,412,552
                    shares of beneficial interest outstanding                                            $          9.40
                                                                                                         ===============
                    Class D--Based on net assets of $942,388,296 and 100,269,823
                    shares of beneficial interest outstanding                                            $          9.40
                                                                                                         ===============

                    See Notes to Financial Statements.

Statement of Operations for the Year Ended August 31, 1996
Investment          Interest and discount earned                                                         $   170,261,306
Income              Other                                                                                        666,948
(Note 1e):                                                                                               ---------------
                    Total income                                                                             170,928,254
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                                         10,650,590
                    Account maintenance and distribution fees--Class B (Note 2)                                8,505,832
                    Account maintenance fees--Class D (Note 2)                                                 2,400,905
                    Transfer agent fees--Class B (Note 2)                                                      1,527,866
                    Transfer agent fees--Class D (Note 2)                                                      1,094,301
                    Custodian fees                                                                               426,340
                    Accounting services (Note 2)                                                                 286,168
                    Transfer agent fees--Class A (Note 2)                                                        266,280
                    Printing and shareholder reports                                                             186,751
                    Account maintenance and distribution fees--Class C (Note 2)                                  162,070
                    Professional fees                                                                            123,578
                    Registration fees (Note 1f)                                                                  108,434
                    Trustees' fees and expenses                                                                   80,471
                    Transfer agent fees--Class C (Note 2)                                                         26,277
                    Other                                                                                         59,131
                                                                                                         ---------------
                    Total expenses                                                                            25,904,994
                                                                                                         ---------------
                    Investment income--net                                                                   145,023,260
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                         17,428,212
Unrealized          Change in unrealized appreciation/depreciation on investments--net                       (66,407,293)
Gain (Loss) on                                                                                           ---------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                 $    96,044,179
(Notes 1c, 1e & 3):                                                                                      ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                              $   145,023,260  $   170,805,573
                    Realized gain (loss) on investments--net                                 17,428,212      (48,775,962)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (66,407,293)      92,170,478
                                                                                        ---------------  ---------------
                    Net increase in net assets resulting from operations                     96,044,179      214,200,089
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (15,541,226)     (12,352,715)
(Note 1g):            Class B                                                               (66,689,844)     (84,089,808)
                      Class C                                                                (1,181,094)        (348,549)
                      Class D                                                               (61,490,784)     (73,437,660)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (144,902,948)    (170,228,732)
                                                                                        ---------------  ---------------

Beneficial Interest Net decrease in net assets derived from beneficial
Transactions        interest transactions                                                  (307,548,996)    (420,304,775)
(Notes 1i & 4):                                                                         ---------------  ---------------

Net Assets:         Total decrease in net assets                                           (356,407,765)    (376,333,418)
                    Beginning of year                                                     2,478,004,030    2,854,337,448
                                                                                        ---------------  ---------------
                    End of year                                                         $ 2,121,596,265  $ 2,478,004,030
                                                                                        ===============  ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                 Class A++++

The following per share data and ratios have been derived                                   For the       For the Period
from information provided in the financial statements.                                     Year Ended    Oct. 21, 1994++
                                                                                           August 31,     to August 31,
Increase (Decrease) in Net Asset Value:                                                      1996              1995
Per Share           Net asset value, beginning of period                                $          9.61  $          9.16
Operating                                                                               ---------------  ---------------
Performance:        Investment income--net                                                          .64              .58
                    Realized and unrealized gain (loss) on investments--net                        (.21)             .45
                                                                                        ---------------  ---------------
                    Total from investment operations                                                .43             1.03
                                                                                        ---------------  ---------------
                    Less dividends from investment income--net                                     (.64)            (.58)
                                                                                        ---------------  ---------------
                    Net asset value, end of period                                      $          9.40  $          9.61
                                                                                        ===============  ===============

Total Investment    Based on net asset value per share                                            4.55%           11.56%+++
Return:**                                                                               ===============  ===============

Ratios to Average   Expenses                                                                       .62%             .64%*
Net Assets:                                                                             ===============  ===============
                    Investment income--net                                                        6.64%            7.21%*
                                                                                        ===============  ===============

Supplemental        Net assets, end of period (in thousands)                            $       231,651  $       223,237
Data:                                                                                   ===============  ===============
                    Portfolio turnover                                                          204.14%          260.34%
                                                                                        ===============  ===============

                                                                                  Class B


The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                      Dec. 23, 1991++
								     For the Year Ended August 31,           to August 31,
Increase (Decrease) in Net Asset Value:                       1996++++    1995++++      1994        1993         1992
Per Share           Net asset value, beginning of
Operating           period                                  $     9.61  $     9.41   $    10.14  $     9.92   $     9.92
Performance:                                                ----------  ----------   ----------  ----------   ----------
                    Investment income--net                         .57         .60          .48         .52          .44
                    Realized and unrealized gain
                    (loss) on investments--net                    (.21)        .20         (.73)        .22           --
                                                            ----------  ----------   ----------  ----------   ----------
                    Total from investment operations               .36         .80         (.25)        .74          .44
                                                            ----------  ----------   ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                   (.57)       (.60)        (.48)       (.52)        (.44)
                                                            ----------  ----------   ----------  ----------   ----------
                    Net asset value, end of period          $     9.40  $     9.61   $     9.41  $    10.14   $     9.92
                                                            ==========  ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share           3.72%       8.91%       (2.55%)      7.80%        4.54%+++
Return:**                                                   ==========  ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                     1.39%       1.41%        1.33%       1.30%        1.33%*
Net Assets:                                                 ==========  ==========   ==========  ==========   ==========
                    Investment income--net                       5.87%       6.39%        4.90%       5.27%        6.45%*
                                                            ==========  ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                          $  924,885  $1,262,985   $1,497,358  $2,151,917   $1,921,893
                                                            ==========  ==========   ==========  ==========   ==========
                    Portfolio turnover                         204.14%     260.34%      322.68%     224.35%      230.83%
                                                            ==========  ==========   ==========  ==========   ==========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding for the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                                 Class C++++

The following per share data and ratios have been derived                                  For the      For the Period
from information provided in the financial statements.                                    Year Ended    Oct. 21, 1994++
                                                                                           August 31,    to August 31,
Increase (Decrease) in Net Asset Value:                                                      1996             1995
Per Share           Net asset value, beginning of period                                $          9.61  $          9.16
Operating                                                                               ---------------  ---------------
Performance:        Investment income--net                                                          .56              .51
                    Realized and unrealized gain (loss) on investments--net                        (.21)             .45
                                                                                        ---------------  ---------------
                    Total from investment operations                                                .35              .96
                                                                                        ---------------  ---------------
                    Less dividends from investment income--net                                     (.56)            (.51)
                                                                                        ---------------  ---------------
                    Net asset value, end of period                                      $          9.40  $          9.61
                                                                                        ===============  ===============

Total Investment    Based on net asset value per share                                            3.67%           10.80%+++
Return:**                                                                               ===============  ===============

Ratios to Average   Expenses                                                                      1.43%            1.47%*
Net Assets:                                                                             ===============  ===============
                    Investment income--net                                                        5.82%            6.28%*
                                                                                        ===============  ===============

Supplemental        Net assets, end of period (in thousands)                            $        22,672  $        15,621
Data:                                                                                   ===============  ===============
                    Portfolio turnover                                                          204.14%          260.34%
                                                                                        ===============  ===============


The following per share data and ratios have been derived                         Class D
from information provided in the financial statements.
                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                       1996++++    1995++++      1994        1993         1992
Per Share           Net asset value, beginning of year      $     9.61  $     9.41   $    10.14  $     9.92   $     9.66
Operating                                                   ----------  ----------   ----------  ----------   ----------
Performance:        Investment income--net                         .62         .64          .52         .57          .70
                    Realized and unrealized gain
                    (loss) on investments--net                    (.21)        .20         (.73)        .22          .26
                                                            ----------  ----------   ----------  ----------   ----------
                    Total from investment operations               .41         .84         (.21)        .79          .96
                                                            ----------  ----------   ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                   (.62)       (.64)        (.52)       (.57)        (.70)
                                                            ----------  ----------   ----------  ----------   ----------
                    Net asset value, end of year            $     9.40  $     9.61   $     9.41  $    10.14   $     9.92
                                                            ==========  ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share           4.28%       9.48%       (2.06%)      8.35%       10.16%
Return:**                                                   ==========  ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                      .87%        .89%         .83%        .79%         .80%
Net Assets:                                                 ==========  ==========   ==========  ==========   ==========
                    Investment income--net                       6.39%       6.91%        5.41%       5.80%        7.17%
                                                            ==========  ==========   ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                          $  942,388  $  976,161   $1,356,979  $1,836,100   $2,048,037
                                                            ==========  ==========   ==========  ==========   ==========
                    Portfolio turnover                         204.14%     260.34%      322.68%     224.35%      230.83%
                                                            ==========  ==========   ==========  ==========   ==========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding for the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained from one or more dealers that make markets in the securities. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell interest rate futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of August 31, 1996 was $61,612,358.

(i) Reclassification--Certain amounts have been reclassified as a result of permanent book-tax differences.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:


Portion of Average Daily Value of Net Assets:       Rate

Not exceeding $500 million                         0.500%

In excess of $500 million but not
exceeding $1 billion                               0.475%

In excess of $1 billion but not
exceeding $1.5 billion                             0.450%

In excess of $1.5 billion but not
exceeding $2 billion                               0.425%

In excess of $2 billion but not
exceeding $2.5 billion                             0.400%

In excess of $2.5 billion but not
exceeding $3.5 billion                             0.375%

In excess of $3.5 billion but not
exceeding $5 billion                               0.350%

In excess of $5 billion but not
exceeding $6.5 billion                             0.325%

Exceeding $6.5 billion                             0.300%

The Investment Advisory Agreement obligates FAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Trust is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                       Account     Distribution
                                   Maintenance Fee     Fee

Class B                                0.25%          0.50%
Class C                                0.25%          0.55%
Class D                                0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended August 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                               $   548       $  7,280
Class D                               $20,058       $170,668

For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $1,283,799 and $37,766 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 1996, the Trust paid MLSPS $2,330 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLPF&S, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $4,779,399,805 and $5,066,445,637, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses

Long-term investments            $ 17,885,147   $(19,840,308)
Short-term investments                 (1,708)            --
Options purchased                  (2,013,430)    (2,018,056)
Options written                     1,558,203       (265,625)
                                 ------------   ------------
Total                            $ 17,428,212   $(22,123,989)
                                 ============   ============

As of August 31, 1996, net unrealized depreciation for Federal income tax purposes aggregated $35,589,527, of which $12,448,470 related to appreciated securities and $48,037,997 related to depreciated securities. The aggregate cost of investments, including options written and purchased, at August 31, 1996 for Federal income tax purposes was $2,324,417,090.

Transactions in call options written for the year ended August 31, 1996 were as follows:


                                      Face
                                     Amount        Premiums
Call Options Written             Subject to Put    Received

Outstanding put options
written, beginning of year                 --             --
Options written                  $317,500,000   $  2,552,344
Options closed                    (50,000,000)    (1,671,484)
Options expired                  (217,500,000)      (365,235)
                                 ------------   ------------
Outstanding put options
written, end of year             $ 50,000,000   $    515,625
                                 ============   ============

Transactions in put options written for the year ended August 31, 1996 were as follows:


                                      Face
                                     Amount        Premiums
Put Options Written              Subject to Put    Received

Outstanding put options
written, beginning of year       $ 32,100,000   $    300,938
Options written                   100,000,000         10,000
Options closed                    (32,100,000)      (300,938)
                                 ------------   ------------
Outstanding put options
written, end of year             $100,000,000   $     10,000
                                 ============   ============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $307,548,996 and $420,304,775 for the years ended August 31, 1996 and August 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                        11,032,271   $105,977,427
Shares issued to shareholders
in reinvestment of dividends          213,992      2,055,029
                                 ------------   ------------
Total issued                       11,246,263    108,032,456
Shares redeemed                    (9,834,489)   (94,194,820)
                                 ------------   ------------
Net increase                        1,411,774   $ 13,837,636
                                 ============   ============


Class A Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                        30,530,411   $282,054,026
Shares issued to shareholders
in reinvestment of dividends          455,652      4,239,634
                                 ------------   ------------
Total issued                       30,986,063    286,293,660
Shares redeemed                    (7,753,541)   (72,945,956)
                                 ------------   ------------
Net increase                       23,232,522   $213,347,704
                                 ============   ============

[FN]
++Commencement of Operations.


Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                        16,843,373  $ 161,838,398
Shares issued to shareholders
in reinvestment of dividends        4,018,944     38,574,345
                                -------------  -------------
Total issued                       20,862,317    200,412,743
Automatic conversion of
shares                             (9,718,045)  (107,029,876)
Shares redeemed                   (44,194,562)  (408,856,018)
                                -------------  -------------
Net decrease                      (33,050,290) $(315,473,151)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                        21,572,051  $ 201,569,458
Shares issued to shareholders
in reinvestment of dividends        5,141,582     47,944,155
                                -------------  -------------
Total issued                       26,713,633    249,513,613
Automatic conversion
of shares                            (142,436)    (1,332,622)
Shares redeemed                   (54,176,662)  (503,689,288)
                                -------------  -------------
Net decrease                      (27,605,465) $(255,508,297)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         2,160,634   $ 20,825,991
Shares issued to shareholders
in reinvestment of dividends           75,534        723,024
                                 ------------   ------------
Total issued                        2,236,168     21,549,015
Shares redeemed                    (1,449,722)   (13,905,461)
                                 ------------   ------------
Net increase                          786,446   $  7,643,554
                                 ============   ============


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                         1,942,998   $ 18,329,377
Shares issued to shareholders
in reinvestment of dividends           22,508        213,166
                                 ------------   ------------
Total issued                        1,965,506     18,542,543
Shares redeemed                      (339,400)    (3,229,586)
                                 ------------   ------------
Net increase                        1,626,106   $ 15,312,957
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the
Year Ended                                          Dollar
August 31, 1996                       Shares        Amount

Shares sold                        24,780,817  $ 222,390,773
Automatic conversion of
shares                              9,718,045    107,029,876
Shares issued to shareholders
in reinvestment of dividends        3,084,645     29,564,190
                                -------------  -------------
Total issued                       37,583,507    358,984,839
Shares redeemed                   (38,921,835)  (372,541,874)
                                -------------  -------------
Net decrease                       (1,338,328) $ (13,557,035)
                                =============  =============


Class D Shares for the
Year Ended                                          Dollar
August 31, 1995                       Shares        Amount

Shares sold                         4,559,726  $  42,599,935
Automatic conversion of
shares                                142,436      1,332,622
Shares issued to shareholders
in reinvestment of dividends        3,722,044     34,698,654
                                -------------  -------------
Total issued                        8,424,206     78,631,211
Shares redeemed                   (50,970,271)  (471,652,190)
                                -------------  -------------
Net decrease                      (42,546,065) $(393,020,979)
                                =============  =============

As a result of implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares. There were 119,438,530 shares redesignated amounting to $1,423,379,743.

5. Capital Loss Carryforward:
At August 31, 1996, the Trust had a net capital loss carryforward of approximately $302,395,000, of which $68,370,000 expires in 1997, $39,147,000 expires in 1998, $178,146,000 expires in 2003, and
$16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $98,649,523 has been reclassified to paid-in capital in excess of par.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid monthly by Merrill Lynch Federal Securities Trust during the year ended August 31, 1996 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of the Trust's total assets invested in Federal obligations* as of the end of each quarter of the fiscal year.

For the Quarter Ended

November 30, 1995                      14.43%
February 29, 1996                      16.34%
May 31, 1996                            9.90%
August  31, 1996                        8.19%

Of the Trust's ordinary income dividends paid monthly during the year ended August 31, 1996, 16.16% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, US Treasury Bonds, and US Savings Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863